UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2009

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.

Indianapolis IN 46240

(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03.	Material Modification to Rights of Security Holders

On July 24, 2008, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted an amendment to the Bank’s capital plan (“Plan”). The Bank’s Plan defines the rights of the holders of the Bank’s Class B Capital Stock, $100 par value per share (“Class B Capital Stock”). Pursuant to the regulations issued by the Federal Housing Finance Board (“Finance Board”), the Bank cannot implement any amendment to its Plan without Finance Board approval. On March 17, 2009, the Bank received notice of a March 6, 2009, approval of the amendment from the Federal Housing Finance Agency, the legal successor to the Finance Board.

Under the Bank’s Plan, members are required to maintain an investment in Class B Capital Stock equal to the greater of a percentage of the member’s Total Mortgage Assets which constitutes the Membership Requirement (subject to a $35 million par value cap) or the member’s Activity-based Stock Requirement, with a minimum investment of $1,000. A member’s Total Mortgage Assets will be determined on or about April 1 of each year, based upon the member’s financial statements as of December 31 of the prior year. A member that enters into a new Activity-based Asset must comply with any associated requirement to purchase additional Class B Stock at the time the new Activity-based Asset is entered into and for as long as the Activity-based Asset is outstanding. The member’s Stock Requirement will be recalculated from time to time in accordance with the procedures set forth in Section V(B) and (C) of the Plan.

The Bank’s Plan was amended to clarify that the Bank’s Board of Directors may terminate membership of institutions going into receivership or conservatorship. If this is done, pursuant to Section VII of the Plan, we may also repurchase stock from the member’s receiver and use proceeds to offset Bank claims. Under the Plan amendment, the stock requirement for members terminated involuntarily through our Board’s discretionary action due to receivership or conservatorship will now be based on activity, rather than the greater of activity or membership. The required activity stock computation will be made on the date the membership is terminated.

The Plan amendment will become effective on April 20, 2009.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1    The Bank’s capital plan, as amended, is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

99.2    A copy of the email notification to members (excluding the attachment thereto) is attached as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2009

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ Milton J. Miller II
Milton J. Miller II
President and Chief Executive Officer

By:	/s/ Bradley A. Burnett
Bradley A. Burnett
First Vice President-Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Capital Plan for the Federal Home Loan Bank of Indianapolis, as amended and revised on July 24, 2008 and approved by the Federal Housing Finance Agency on March 6, 2009, to be effective April 20, 2009

99.2	Email notification to members (excluding the attachment thereto) dated March 20, 2009